UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Stark Focus Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-237100	32-0610316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 S Federal Highway #10-199, Dania Beach, FL 33004

(Address of Principal Executive Offices) (Zip Code)

(352) 562 – 0289

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  ☐ Yes    ☒ No

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Former Independent Registered Public Accounting Firm

On June 12, 2025, the Board of Directors of Stark Focus Group, Inc. (the “Company”) approved the dismissal of GreenGrowth CPAs (“Greengrowth”) as the Company’s independent registered public accounting firm, effective immediately.

Greengrowth’s reports on the Company’s financial statements as of and for the year ended December 31, 2024 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there is doubt as to their ability to continue as a going concern

In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2024, and in the subsequent interim period through March 31, 2025, there were no disagreements with Greengrowth on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Greengrowth, would have caused Greengrowth to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2024, or in the subsequent interim period through March 31, 2025.

In accordance with Item 304(a)(3) of Regulation S-K, on June 12, 2025, the Company provided Greengrowth with a copy of the foregoing disclosures and requested that Greengrowth provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of Greengrowth’s letter dated June 12, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On June 12, 2025, the Board of Directors of the Company approved the appointment of Boladale Lawal & Co (“BWL”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025. During the Company’s two most recent fiscal years December 31, 2024 and 2023, and in the subsequent interim period through March 31, 2025, neither the Company nor anyone acting on its behalf consulted with BWL with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and no written report or oral advice was provided by BWL to the Company that BWL concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Letter from GreenGrowth CPA

_______

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stark Focus Group, Inc.

Date: June 13, 2025	By:	/s/ Cao Zhi Fen
Cao Zhi Fen CEO

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